Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter and Year Ended December 31, 2025

Investor Contact

Susan Spivak: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Product Line	6
	- Consolidated Results by Segment	7 - 8

III.	Segment Results
	- North America Commercial P&C Insurance	9
	- North America Personal P&C Insurance	10
	- North America Agricultural Insurance	11
	- Overseas General Insurance	12
	- Global Reinsurance	13
	- Life Insurance	14
	- Corporate	15

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	16
	- Reinsurance Recoverable Analysis	17
	- Investment Portfolio	18 - 21
	- Net Realized and Unrealized Gains (Losses)	22 - 23
	- Debt and Capital	24
	- Computation of Basic and Diluted Earnings Per Share	25
	- Book Value and Book Value per Common Share	26

V.	Other Disclosures
	- Non-GAAP Financial Measures	27 - 33
	- Glossary	34

Note on Chubb Metrics:

In this financial supplement, business activity for, and the financial position of, Chubb acquisitions are reported at 100%, as required, except for core operating income, net income, book value, tangible book value, ROE, per share data, and certain other key metrics, which include only Chubb’s ownership interest and exclude the non-controlling interest.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended December 31			Constant $	Constant $	Year ended December 31			Constant $	Constant $
	2025	2024	% Change	2024	% Change	2025	2024	% Change	2024	% Change

Gross premiums written	$15,496	$14,326	8.2%	$14,400	7.6%	$65,946	$62,003	6.4%	$61,770	6.8%

Net premiums written	$13,134	$12,058	8.9%	$12,123	8.3%	$54,842	$51,468	6.6%	$51,258	7.0%

P&C net premiums written	$11,309	$10,497	7.7%	$10,580	6.9%	$47,563	$45,142	5.4%	$45,054	5.6%

Global P&C net premiums written	$10,850	$10,180	6.6%	$10,263	5.7%	$44,637	$42,439	5.2%	$42,351	5.4%

Life Insurance net premiums written	$1,825	$1,561	16.9%	$1,543	18.3%	$7,279	$6,326	15.1%	$6,204	17.3%

Net premiums earned	$13,530	$12,598	7.4%	$12,668	6.8%	$53,014	$49,846	6.4%	$49,682	6.7%

P&C underwriting income	$2,197	$1,575	39.6%	$1,583	38.8%	$6,528	$5,850	11.6%	$5,857	11.5%

P&C CAY underwriting income ex Cats	$2,294	$1,969	16.5%	$1,981	15.8%	$8,316	$7,381	12.7%	$7,386	12.6%

Adjusted net investment income	$1,814	$1,691	7.3%	$1,691	7.3%	$6,947	$6,376	9.0%	$6,352	9.4%

Core operating income	$2,982	$2,451	21.7%	$2,454	21.5%	$9,954	$9,142	8.9%	$9,111	9.2%

Adjusted operating cash flow	$4,165	$4,163				$13,906	$15,904

Net investment income	$1,688	$1,563	8.0%	$1,563	8.0%	$6,465	$5,930	9.0%	$5,906	9.5%

Chubb net income	$3,210	$2,575	24.7%			$10,310	$9,272	11.2%

Operating cash flow	$4,060	$4,565				$12,816	$16,182

P&C combined ratio
Loss and loss expense ratio	54.3%	59.4%				59.1%	60.4%
Policy acquisition cost and administrative expense ratio	26.9%	26.3%				26.6%	26.2%

Combined ratio	81.2%	85.7%				85.7%	86.6%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)

CAY loss and loss expense ratio ex Cats	53.2%	55.7%				55.3%	57.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.2%	26.5%				26.6%	26.1%

CAY combined ratio ex Cats	80.4%	82.2%				81.9%	83.1%

ROE	17.6%	15.9%				15.0%	15.0%
Core operating return on tangible equity (ROTE)	23.5%	22.0%				20.5%	21.5%
Core operating return on equity (ROE)	15.9%	14.3%				13.7%	13.8%

Effective tax rate	15.5%	15.6%				18.9%	16.3%
Core operating effective tax rate	18.7%	18.2%				19.4%	18.0%

Diluted earnings per share

Chubb net income	$8.10	$6.33	28.0%			$25.68	$22.70	13.1%

Core operating income	$7.52	$6.02	24.9%			$24.79	$22.38	10.8%

Weighted average diluted common shares outstanding	396.5	406.9				401.5	408.5

			% Change		% Change
	December 31 2025	September 30 2025	4Q-25 vs. 3Q-25	December 31 2024	4Q-25 vs. 4Q-24

Book value per common share	$188.59	$182.22	3.5%	$159.77	18.0%
Tangible book value per common share	$126.22	$120.13	5.1%	$100.38	25.7%

Book value per common share, excl. AOCI	$201.31	$194.63	3.4%	$181.34	11.0%
Tangible book value per common share, excl. AOCI	$136.91	$130.60	4.8%	$118.57	15.5%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	Full Year 2025	Full Year 2024

Gross premiums written	$15,496	$18,069	$17,276	$15,105	$14,326	$65,946	$62,003

Net premiums written	13,134	14,866	14,196	12,646	12,058	54,842	51,468

Net premiums earned	13,530	14,359	13,125	12,000	12,598	53,014	49,846

Adjusted losses and loss expenses (1)	6,289	6,958	6,574	6,895	6,481	26,716	26,027

Realized (gains) losses on crop derivatives	8	7	2	(1)	-	16	5

Losses and loss expenses	6,281	6,951	6,572	6,896	6,481	26,700	26,022

Adjusted policy benefits (2)	1,355	1,422	1,378	1,276	1,107	5,431	4,509

Realized (gains) losses from investment portfolios supporting participating policies	27	41	(40)	39	(108)	67	(213)

(Gains) losses from fair value changes in separate account assets	(127)	9	12	10	(1)	(96)	8

Policy benefits	1,455	1,372	1,406	1,227	1,216	5,460	4,714

Policy acquisition costs	2,556	2,563	2,415	2,313	2,345	9,847	9,102

Administrative expenses	1,161	1,138	1,125	1,080	1,122	4,504	4,380

Adjusted net investment income (3)	1,814	1,776	1,687	1,670	1,691	6,947	6,376

Other (income) expense from private equity partnerships	(125)	(127)	(115)	(107)	(126)	(474)	(430)

Amortization expense of fair value adjustment on acquired invested assets	(1)	(1)	(4)	(2)	(2)	(8)	(16)

Net investment income	1,688	1,648	1,568	1,561	1,563	6,465	5,930

Adjusted realized gains (losses) (4)	(81)	331	122	(78)	(192)	294	(91)

Realized gains (losses) from investment portfolios supporting participating policies	(27)	(41)	40	(39)	108	(67)	213

Realized gains (losses) on crop derivatives	(8)	(7)	(2)	1	-	(16)	(5)

Net realized gains (losses)	(116)	283	160	(116)	(84)	211	117

Market risk benefits gains (losses)	(37)	(142)	(17)	(92)	98	(288)	(140)

Adjusted interest expense (5)	210	203	186	186	194	785	762

Amortization benefit of fair value adjustment on acquired long term debt	(5)	(6)	(5)	(5)	(5)	(21)	(21)

Interest expense	205	197	181	181	189	764	741

Gains (losses) from fair value changes in separate account assets	127	(9)	(12)	(10)	1	96	(8)

Net realized gains (losses) related to unconsolidated entities	282	(84)	540	(25)	216	713	536

Other income (expense) from private equity partnerships	125	127	115	107	126	474	430

Other income (expense) - operating	(18)	9	12	11	54	14	65

Other income (expense)	516	43	655	83	397	1,297	1,023

Amortization expense of purchased intangibles	77	75	74	75	82	301	323

Integration expenses and severance	76	1	2	-	18	79	39

Income tax expense	597	787	717	321	479	2,422	1,815

Net income	$3,173	$3,107	$2,999	$1,343	$2,640	$10,622	$9,640

Less: NCI income (loss)	(37)	306	31	12	65	312	368

Chubb net income	$3,210	$2,801	$2,968	$1,331	$2,575	$10,310	$9,272

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report includes gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than 3% ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	Full Year 2025	Full Year 2024

P&C underwriting income
Gross premiums written	$13,612	$16,074	$15,410	$13,327	$12,696	$58,423	$55,408
Net premiums written	11,309	12,934	12,394	10,926	10,497	47,563	45,142
Net premiums earned	11,716	12,434	11,336	10,304	11,034	45,790	43,573
Adjusted losses and loss expenses	6,257	6,927	6,554	6,869	6,455	26,607	25,915
Policy benefits	109	119	129	113	96	470	408
Policy acquisition costs	2,214	2,204	2,096	2,003	2,028	8,517	7,900
Administrative expenses	939	925	926	878	880	3,668	3,500

P&C underwriting income	$2,197	$2,259	$1,631	$441	$1,575	$6,528	$5,850

P&C CAY underwriting income ex Cats	$2,294	$2,183	$2,012	$1,827	$1,969	$8,316	$7,381

% Change versus prior year period
Net premiums written	7.7%	5.3%	5.2%	3.2%	3.5%	5.4%	7.7%
Net premiums earned	6.2%	5.0%	5.7%	3.3%	5.5%	5.1%	8.1%

Net premiums written constant $	6.9%	4.7%	5.8%	5.0%	3.5%	5.6%	8.0%
Net premiums earned constant $	5.3%	4.2%	6.3%	5.0%	5.5%	5.2%	8.4%

P&C combined ratio
Loss and loss expense ratio	54.3%	56.7%	59.0%	67.8%	59.4%	59.1%	60.4%
Policy acquisition cost ratio	18.9%	17.7%	18.5%	19.4%	18.4%	18.6%	18.1%
Administrative expense ratio	8.0%	7.4%	8.1%	8.5%	7.9%	8.0%	8.1%

Combined ratio	81.2%	81.8%	85.6%	95.7%	85.7%	85.7%	86.6%

CAY P&C combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	53.2%	57.5%	55.6%	54.4%	55.7%	55.3%	57.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.2%	25.0%	26.7%	27.9%	26.5%	26.6%	26.1%

CAY combined ratio ex Cats	80.4%	82.5%	82.3%	82.3%	82.2%	81.9%	83.1%

Other ratios
Net premiums written/gross premiums written	83%	80%	80%	82%	83%	81%	81%

Expense ratio	26.9%	25.1%	26.6%	27.9%	26.3%	26.6%	26.2%
Expense ratio excluding A&H	25.3%	23.6%	25.1%	26.4%	24.7%	25.0%	24.6%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$(16)	$-	$(5)	$(37)	$10	$(58)	$14
Catastrophe losses - pre-tax	$349	$285	$625	$1,604	$617	$2,863	$2,401
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(268)	$(361)	$(249)	$(255)	$(213)	$(1,133)	$(856)

Impact of catastrophe losses on P&C combined ratio - Unfavorable	3.0%	2.3%	5.5%	15.9%	5.5%	6.3%	5.5%
Impact of PPD on P&C combined ratio - Favorable	-2.3%	-3.0%	-2.2%	-2.5%	-2.0%	-2.5%	-2.0%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	0.7%	-0.7%	3.3%	13.4%	3.5%	3.8%	3.5%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	Full Year 2025	Full Year 2024

Global P&C underwriting income
Gross premiums written	$13,005	$13,558	$14,300	$12,893	$12,192	$53,756	$51,214
Net premiums written	10,850	11,476	11,661	10,650	10,180	44,637	42,439
Net premiums earned	11,055	10,939	10,738	10,139	10,502	42,871	40,868
Adjusted losses and loss expenses	5,817	5,703	6,071	6,777	6,070	24,368	23,745
Policy benefits	109	119	129	113	96	470	408
Policy acquisition costs	2,196	2,118	2,048	1,986	1,991	8,348	7,709
Administrative expenses	954	920	924	876	897	3,674	3,510

Global P&C underwriting income	$1,979	$2,079	$1,566	$387	$1,448	$6,011	$5,496

Global P&C CAY underwriting income ex Cats	$2,130	$2,029	$1,946	$1,791	$1,917	$7,896	$7,071

% Change versus prior year period
Net premiums written	6.6%	5.3%	5.8%	3.0%	6.7%	5.2%	9.6%
Net premiums earned	5.3%	4.9%	6.3%	3.0%	9.1%	4.9%	10.0%

Net premiums written constant $	5.7%	4.6%	6.4%	4.8%	6.7%	5.4%	9.9%
Net premiums earned constant $	4.4%	4.1%	7.0%	4.7%	9.1%	5.0%	10.3%

Combined ratio
Loss and loss expense ratio	53.6%	53.2%	57.7%	68.0%	58.7%	57.9%	59.1%
Policy acquisition cost ratio	19.9%	19.4%	19.1%	19.6%	19.0%	19.5%	18.9%
Administrative expense ratio	8.6%	8.4%	8.6%	8.6%	8.5%	8.6%	8.6%

Combined ratio	82.1%	81.0%	85.4%	96.2%	86.2%	86.0%	86.6%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	52.6%	54.0%	54.3%	54.2%	54.1%	53.8%	55.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.3%	27.6%	27.6%	28.2%	27.6%	27.9%	27.4%

CAY combined ratio ex Cats	80.9%	81.6%	81.9%	82.4%	81.7%	81.7%	82.7%

Other ratios
Net premiums written/gross premiums written	83%	85%	82%	83%	84%	83%	83%

Expense ratio	28.5%	27.8%	27.7%	28.2%	27.5%	28.1%	27.5%
Expense ratio excluding A&H	26.9%	26.2%	26.1%	26.7%	25.9%	26.4%	25.8%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$(16)	$-	$(5)	$(37)	$10	$(58)	$14
Catastrophe losses - pre-tax	$345	$281	$624	$1,589	$622	$2,839	$2,341
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(210)	$(331)	$(249)	$(222)	$(143)	$(1,012)	$(752)

Impact of catastrophe losses on combined ratio - Unfavorable	3.2%	2.6%	5.8%	16.0%	5.8%	6.8%	5.7%
Impact of PPD on combined ratio - Favorable	-2.0%	-3.2%	-2.3%	-2.2%	-1.3%	-2.5%	-1.8%
Impact of Cats and PPD on combined ratio - Unfavorable	1.2%	-0.6%	3.5%	13.8%	4.5%	4.3%	3.9%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	December 31 2025	September 30 2025	June 30 2025	March 31 2025	December 31 2024
Assets
Short-term investments, at fair value	$4,840	$4,380	$4,508	$4,432	$5,142
Fixed maturities available for sale, at fair value	122,680	121,788	116,119	111,123	110,363
Private debt held-for-investment, at amortized cost	2,411	2,535	2,429	2,460	2,628
Equity securities, at fair value	10,801	10,377	9,913	9,556	9,151
Private equities	17,239	16,734	16,313	15,506	14,769
Other investments	10,749	10,182	9,032	9,224	8,597

Total investments	168,720	165,996	158,314	152,301	150,650

Cash and restricted cash	2,470	2,454	2,371	2,250	2,549
Securities lending collateral	2,500	1,899	1,941	1,909	1,445
Insurance and reinsurance balances receivable	15,944	16,305	16,778	15,358	14,426
Reinsurance recoverable on losses and loss expenses	20,338	20,227	19,595	20,015	19,777
Deferred policy acquisition costs	10,008	9,809	9,437	8,775	8,358
Value of business acquired (VOBA)	2,975	3,144	3,245	3,134	3,223
Prepaid reinsurance premiums	3,874	4,174	4,294	3,681	3,378
Goodwill and other intangible assets ($25,775 and $25,219 represents Chubb portion as of 12/31/2025 and 12/31/2024, respectively)	26,448	26,555	26,575	26,079	25,956
Deferred tax assets	1,312	1,413	1,621	1,798	1,603
Separate account assets	6,925	6,810	6,481	6,285	6,231
Other assets	10,813	11,424	10,911	10,167	8,952

Total assets	$272,327	$270,210	$261,563	$251,752	$246,548

Liabilities
Unpaid losses and loss expenses	$88,018	$88,439	$86,376	$85,471	$84,004
Unearned premiums	26,279	26,961	26,519	24,487	23,504
Future policy benefits	18,420	18,288	18,018	16,690	16,121
Market risk benefits	659	666	609	708	607
Policyholder account balances	8,576	8,539	8,344	8,129	8,016
Separate account liabilities	6,925	6,810	6,481	6,285	6,231
Insurance and reinsurance balances payable	8,349	8,475	9,232	8,446	8,121
Securities lending payable	2,500	1,899	1,941	1,909	1,445
Accounts payable, accrued expenses, and other liabilities	13,432	12,942	12,509	12,337	12,923
Deferred tax liabilities	1,741	1,733	1,691	1,608	1,584
Short-term and long-term debt	17,227	17,226	14,976	14,508	15,179
Hybrid debt	422	421	420	419	419

Total liabilities	192,548	192,399	187,116	180,997	178,154

Shareholders’ equity
Chubb shareholders’ equity, excl. AOCI	78,732	76,747	75,453	73,361	72,665
Accumulated other comprehensive income (loss) (AOCI)	(4,975)	(4,892)	(6,058)	(7,635)	(8,644)

Chubb shareholders’ equity	73,757	71,855	69,395	65,726	64,021
Noncontrolling interests	6,022	5,956	5,052	5,029	4,373

Total shareholders’ equity	79,779	77,811	74,447	70,755	68,394

Total liabilities and shareholders’ equity	$272,327	$270,210	$261,563	$251,752	$246,548

Book value per common share	$188.59	$182.22	$174.07	$164.01	$159.77
% change over prior quarter	3.5%	4.7%	6.1%	2.7%	-2.1%
Tangible book value per common share (1)	$126.22	$120.13	$112.64	$104.27	$100.38
% change over prior quarter	5.1%	6.6%	8.0%	3.9%	-2.2%

Book value per common share, excl. AOCI	$201.31	$194.63	$189.27	$183.06	$181.34
% change over prior quarter	3.4%	2.8%	3.4%	0.9%	2.9%
Tangible book value per common share, excl. AOCI	$136.91	$130.60	$125.80	$120.44	$118.57
% change over prior quarter	4.8%	3.8%	4.5%	1.6%	4.3%

(1) Refer to page 26 in this financial supplement for more details.

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

	4Q-25	4Q-24	% Change	Constant $ % Change	Full Year 2025	Full Year 2024	% Change	Constant $ % Change
Net premiums written

Property and other short-tail lines	$2,183	$2,154	1.3%	0.3%	$9,866	$9,543	3.4%	3.6%
Commercial casualty	2,423	2,253	7.6%	7.0%	9,691	9,166	5.7%	5.7%
Financial lines	1,392	1,313	6.0%	5.4%	5,098	4,907	3.9%	3.9%
Workers’ compensation	530	511	3.6%	3.6%	2,252	2,238	0.6%	0.6%
Commercial multiple peril (1)	428	402	6.6%	6.6%	1,787	1,631	9.6%	9.6%
Surety	211	213	-0.9%	-2.2%	839	785	6.8%	8.8%

Total Commercial P&C lines	7,167	6,846	4.7%	4.0%	29,533	28,270	4.5%	4.6%

Agriculture	459	317	45.1%	45.1%	2,926	2,703	8.2%	8.2%

Personal homeowners	1,347	1,264	6.6%	6.6%	5,305	4,971	6.7%	7.0%
Personal automobile	786	611	28.8%	25.5%	2,978	2,491	19.6%	22.9%
Personal other	526	482	9.1%	7.0%	2,231	2,076	7.5%	6.9%

Total Personal lines	2,659	2,357	12.9%	11.6%	10,514	9,538	10.2%	11.0%

Global A&H - P&C	807	753	7.1%	5.5%	3,281	3,285	-0.1%	-0.3%

Reinsurance lines	217	224	-3.9%	-4.2%	1,309	1,346	-2.8%	-3.0%

Total P&C	$11,309	$10,497	7.7%	6.9%	$47,563	$45,142	5.4%	5.6%

Life Insurance	1,825	1,561	16.9%	18.3%	7,279	6,326	15.1%	17.3%

Total Consolidated	$13,134	$12,058	8.9%	8.3%	$54,842	$51,468	6.6%	7.0%

(1) Commercial multiple peril represents retail package business (property and general liability).

Product Line	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Three months ended December 31, 2025
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q4 2025	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$5,107	$1,720	$459	$3,806	$217	$-	$11,309	$1,825	$13,134
% of total net premiums written	39%	13%	3%	29%	2%	-	86%	14%	100%
Net premiums earned	5,136	1,767	661	3,820	332	-	11,716	1,814	13,530
Adjusted losses and loss expenses	2,941	889	440	1,696	127	164	6,257	32	6,289
Adjusted policy benefits	-	-	-	109	-	-	109	1,246	1,355
Policy acquisition costs	759	336	18	999	102	-	2,214	342	2,556
Administrative expenses	345	85	(15)	368	8	148	939	222	1,161

Underwriting income (loss)	1,091	457	218	648	95	(312)	2,197	(28)	2,169
Adjusted net investment income	995	125	23	292	99	(18)	1,516	298	1,814
Other income (expense) - operating	(33)	(1)	(1)	(31)	-	(14)	(80)	62	(18)
Amortization expense of purchased intangibles	(1)	(2)	(6)	(20)	-	(38)	(67)	(10)	(77)

Segment income (loss)	$2,052	$579	$234	$889	$194	$(382)	$3,566	$322	$3,888

Combined ratio	78.8%	74.1%	67.0%	83.0%	71.6%		81.2%
CAY combined ratio ex Cats	79.9%	69.9%	70.0%	84.0%	73.9%		80.4%

	Three months ended December 31, 2024
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q4 2024	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$4,899	$1,621	$317	$3,436	$224	$-	$10,497	$1,561	$12,058
% of total net premiums written	41%	13%	3%	28%	2%	-	87%	13%	100%
Net premiums earned	5,118	1,628	532	3,434	322	-	11,034	1,564	12,598
Adjusted losses and loss expenses	3,097	930	385	1,686	219	138	6,455	26	6,481
Adjusted policy benefits	-	-	-	96	-	-	96	1,011	1,107
Policy acquisition costs	681	325	37	893	92	-	2,028	317	2,345
Administrative expenses	344	89	(17)	332	10	122	880	242	1,122

Underwriting income (loss)	996	284	127	427	1	(260)	1,575	(32)	1,543
Adjusted net investment income	936	111	22	300	74	(17)	1,426	265	1,691
Other income (expense) - operating	(4)	(1)	-	-	-	11	6	48	54
Amortization expense of purchased intangibles	(1)	(2)	(7)	(20)	-	(41)	(71)	(11)	(82)

Segment income (loss)	$1,927	$392	$142	$707	$75	$(307)	$2,936	$270	$3,206

Combined ratio	80.6%	82.6%	76.1%	87.6%	99.9%		85.7%
CAY combined ratio ex Cats	79.0%	77.4%	90.5%	84.9%	75.8%		82.2%

Consol Results - QTD	Page 7

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Year ended December 31, 2025
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Full Year 2025	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$21,280	$7,024	$2,926	$15,024	$1,309	$-	$47,563	$7,279	$54,842
% of total net premiums written	40%	13%	5%	27%	2%	-	87%	13%	100%
Net premiums earned	20,381	6,763	2,919	14,374	1,353	-	45,790	7,224	53,014
Adjusted losses and loss expenses	12,313	4,517	2,239	6,589	640	309	26,607	109	26,716
Adjusted policy benefits	-	-	-	470	-	-	470	4,961	5,431
Policy acquisition costs	2,891	1,337	169	3,724	396	-	8,517	1,330	9,847
Administrative expenses	1,394	336	(6)	1,435	37	472	3,668	836	4,504

Underwriting income (loss)	3,783	573	517	2,156	280	(781)	6,528	(12)	6,516
Adjusted net investment income	3,840	486	86	1,139	354	(85)	5,820	1,127	6,947
Other income (expense) - operating	(59)	(3)	(2)	(50)	-	(37)	(151)	165	14
Amortization expense of purchased intangibles	(5)	(8)	(24)	(78)	-	(148)	(263)	(38)	(301)

Segment income (loss)	$7,559	$1,048	$577	$3,167	$634	$(1,051)	$11,934	$1,242	$13,176

Combined ratio	81.4%	91.5%	82.3%	85.0%	79.3%		85.7%
CAY combined ratio ex Cats	80.8%	72.3%	85.0%	84.8%	74.3%		81.9%

	Year ended December 31, 2024
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Full Year 2024	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$20,589	$6,532	$2,703	$13,972	$1,346	$-	$45,142	$6,326	$51,468
% of total net premiums written	40%	13%	5%	27%	3%	-	88%	12%	100%
Net premiums earned	20,008	6,188	2,705	13,400	1,272	-	43,573	6,273	49,846
Adjusted losses and loss expenses	12,737	3,584	2,170	6,414	711	299	25,915	112	26,027
Adjusted policy benefits	-	-	-	408	-	-	408	4,101	4,509
Policy acquisition costs	2,718	1,239	191	3,410	342	-	7,900	1,202	9,102
Administrative expenses	1,337	351	(10)	1,351	39	432	3,500	880	4,380

Underwriting income (loss)	3,216	1,014	354	1,817	180	(731)	5,850	(22)	5,828
Adjusted net investment income	3,556	433	84	1,136	253	(89)	5,373	1,003	6,376
Other income (expense) - operating	(32)	(1)	(1)	(14)	-	(46)	(94)	159	65
Amortization expense of purchased intangibles	(3)	(9)	(25)	(81)	-	(163)	(281)	(42)	(323)

Segment income (loss)	$6,737	$1,437	$412	$2,858	$433	$(1,029)	$10,848	$1,098	$11,946

Combined ratio	83.9%	83.6%	86.9%	86.4%	85.9%		86.6%
CAY combined ratio ex Cats	80.6%	78.5%	88.8%	85.2%	76.4%		83.1%

Consol Results - FY	Page 8

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						Full Year	Full Year
	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	2025	2024
Gross premiums written	$6,177	$6,652	$7,038	$5,696	$5,873	$25,563	$24,730
Net premiums written	5,107	5,663	5,723	4,787	4,899	21,280	20,589
Net premiums earned	5,136	5,080	5,177	4,988	5,118	20,381	20,008
Losses and loss expenses	2,941	3,083	3,258	3,031	3,097	12,313	12,737
Policy acquisition costs	759	708	705	719	681	2,891	2,718
Administrative expenses	345	348	357	344	344	1,394	1,337

Underwriting income	1,091	941	857	894	996	3,783	3,216
Adjusted net investment income	995	978	938	929	936	3,840	3,556
Other income (expense) - operating	(33)	(10)	(8)	(8)	(4)	(59)	(32)
Amortization expense of purchased intangibles	(1)	(1)	(2)	(1)	(1)	(5)	(3)

Segment income	$2,052	$1,908	$1,785	$1,814	$1,927	$7,559	$6,737

CAY underwriting income ex Cats	$1,045	$987	$980	$934	$1,074	$3,946	$3,891

Combined ratio
Loss and loss expense ratio	57.2%	60.7%	62.9%	60.8%	60.5%	60.4%	63.7%
Policy acquisition cost ratio	14.8%	13.9%	13.7%	14.4%	13.3%	14.2%	13.6%
Administrative expense ratio	6.8%	6.9%	6.9%	6.9%	6.8%	6.8%	6.6%

Combined ratio	78.8%	81.5%	83.5%	82.1%	80.6%	81.4%	83.9%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.6%	60.4%	60.6%	59.9%	58.6%	59.9%	60.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	21.3%	20.4%	20.5%	21.4%	20.4%	20.9%	20.2%

CAY combined ratio ex Cats	79.9%	80.8%	81.1%	81.3%	79.0%	80.8%	80.6%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$(2)	$-	$-	$-	$-	$(2)	$-
Catastrophe losses - pre-tax	$127	$72	$229	$154	$275	$582	$1,103
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(175)	$(26)	$(106)	$(114)	$(197)	$(421)	$(428)

% Change versus prior year period
Net premiums written	4.3%	2.9%	4.1%	2.1%	5.1%	3.4%	7.0%
Net premiums earned	0.4%	-0.6%	5.7%	2.2%	8.8%	1.9%	8.6%

Other ratios
Net premiums written/gross premiums written	83%	85%	81%	84%	83%	83%	83%

Production by Size - Net premiums written (1)
Major Accounts & Specialty	$3,003	$3,379	$3,578	$2,731	$2,915	$12,691	$12,514
Commercial	2,104	2,284	2,145	2,056	1,984	8,589	8,075

Total	$5,107	$5,663	$5,723	$4,787	$4,899	$21,280	$20,589

(1) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 9

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						Full Year	Full Year
	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	2025	2024
Gross premiums written	$1,984	$2,078	$2,208	$1,840	$1,874	$8,110	$7,531
Net premiums written	1,720	1,814	1,938	1,552	1,621	7,024	6,532
Net premiums earned	1,767	1,741	1,681	1,574	1,628	6,763	6,188
Losses and loss expenses	889	713	822	2,093	930	4,517	3,584
Policy acquisition costs	336	339	332	330	325	1,337	1,239
Administrative expenses	85	82	82	87	89	336	351

Underwriting income (loss)	457	607	445	(936)	284	573	1,014
Net investment income	125	123	118	120	111	486	433
Other income (expense) - operating	(1)	(1)	-	(1)	(1)	(3)	(1)
Amortization expense of purchased intangibles	(2)	(2)	(2)	(2)	(2)	(8)	(9)

Segment income (loss)	$579	$727	$561	$(819)	$392	$1,048	$1,437

CAY underwriting income ex Cats	$533	$486	$466	$406	$368	$1,891	$1,331

Combined ratio
Loss and loss expense ratio	50.4%	41.0%	48.9%	133.0%	57.1%	66.8%	57.9%
Policy acquisition cost ratio	18.9%	19.4%	19.7%	21.0%	20.0%	19.7%	20.0%
Administrative expense ratio	4.8%	4.7%	4.9%	5.5%	5.5%	5.0%	5.7%

Combined ratio	74.1%	65.1%	73.5%	159.5%	82.6%	91.5%	83.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	46.2%	48.0%	47.6%	49.3%	51.9%	47.7%	52.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	23.7%	24.1%	24.6%	25.7%	25.5%	24.6%	25.7%

CAY combined ratio ex Cats	69.9%	72.1%	72.2%	75.0%	77.4%	72.3%	78.5%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$(3)	$-	$-	$(50)	$-	$(53)	$-
Catastrophe losses - pre-tax	$73	$161	$142	$1,292	$84	$1,668	$622
Unfavorable (favorable) prior period development (PPD) - pre-tax	$-	$(282)	$(121)	$-	$-	$(403)	$(305)

% Change versus prior year period
Net premiums written	6.1%	8.1%	9.1%	6.6%	10.0%	7.5%	11.1%
Net premiums earned	8.5%	10.5%	11.1%	7.0%	12.1%	9.3%	11.8%

Other ratios
Net premiums written/gross premiums written	87%	87%	88%	84%	87%	87%	87%

NA Personal	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	Full Year 2025	Full Year 2024
Gross premiums written	$607	$2,516	$1,110	$434	$504	$4,667	$4,194
Net premiums written	459	1,458	733	276	317	2,926	2,703
Net premiums earned	661	1,495	598	165	532	2,919	2,705
Adjusted losses and loss expenses	440	1,224	483	92	385	2,239	2,170
Policy acquisition costs	18	86	48	17	37	169	191
Administrative expenses	(15)	5	2	2	(17)	(6)	(10)

Underwriting income	218	180	65	54	127	517	354
Net investment income	23	20	19	24	22	86	84
Other income (expense) - operating	(1)	-	-	(1)	-	(2)	(1)
Amortization expense of purchased intangibles	(6)	(6)	(6)	(6)	(7)	(24)	(25)

Segment income	$234	$194	$78	$71	$142	$577	$412

CAY underwriting income ex Cats	$164	$154	$66	$36	$52	$420	$310

Combined ratio
Loss and loss expense ratio	66.5%	81.9%	80.8%	55.9%	72.2%	76.7%	80.2%
Policy acquisition cost ratio	2.8%	5.8%	7.9%	10.4%	7.1%	5.8%	7.1%
Administrative expense ratio	-2.3%	0.3%	0.4%	1.2%	-3.2%	-0.2%	-0.4%

Combined ratio	67.0%	88.0%	89.1%	67.5%	76.1%	82.3%	86.9%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	66.2%	83.6%	80.5%	65.8%	86.8%	78.5%	82.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	3.8%	6.1%	8.3%	13.1%	3.7%	6.5%	6.4%

CAY combined ratio ex Cats	70.0%	89.7%	88.8%	78.9%	90.5%	85.0%	88.8%

Unfavorable (favorable) Catastrophe losses - pre-tax	$4	$4	$1	$15	$(5)	$24	$60
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(58)	$(30)	$-	$(33)	$(70)	$(121)	$(104)

% Change versus prior year period
Net premiums written	45.1%	5.6%	-3.3%	11.0%	-47.8%	8.2%	-15.2%
Net premiums earned	24.0%	5.4%	-4.3%	28.6%	-36.2%	7.9%	-14.6%

Other ratios
Net premiums written/gross premiums written	76%	58%	66%	64%	63%	63%	64%

NA Agriculture	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	Full Year 2025	Full Year 2024
Gross premiums written	$4,608	$4,496	$4,588	$4,904	$4,199	$18,596	$17,386
Net premiums written	3,806	3,695	3,620	3,903	3,436	15,024	13,972
Net premiums earned	3,820	3,803	3,542	3,209	3,434	14,374	13,400
Losses and loss expenses	1,696	1,707	1,789	1,397	1,686	6,589	6,414
Policy benefits	109	119	129	113	96	470	408
Policy acquisition costs	999	975	913	837	893	3,724	3,410
Administrative expenses	368	368	369	330	332	1,435	1,351

Underwriting income	648	634	342	532	427	2,156	1,817
Adjusted net investment income	292	288	278	281	300	1,139	1,136
Other income (expense) - operating	(31)	(8)	(5)	(6)	-	(50)	(14)
Amortization expense of purchased intangibles	(20)	(20)	(19)	(19)	(20)	(78)	(81)

Segment income	$889	$894	$596	$788	$707	$3,167	$2,858

CAY underwriting income ex Cats	$615	$592	$517	$466	$520	$2,190	$1,986

Combined ratio
Loss and loss expense ratio	47.3%	48.0%	54.2%	47.0%	51.9%	49.1%	50.9%
Policy acquisition cost ratio	26.1%	25.6%	25.7%	26.1%	26.0%	25.9%	25.4%
Administrative expense ratio	9.6%	9.7%	10.4%	10.3%	9.7%	10.0%	10.1%

Combined ratio	83.0%	83.3%	90.3%	83.4%	87.6%	85.0%	86.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	48.4%	49.1%	49.3%	49.1%	49.2%	49.0%	49.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	35.6%	35.3%	36.1%	36.4%	35.7%	35.8%	35.5%

CAY combined ratio ex Cats	84.0%	84.4%	85.4%	85.5%	84.9%	84.8%	85.2%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$(12)	$-	$(5)	$-	$-	$(17)	$-
Catastrophe losses - pre-tax	$144	$42	$247	$55	$173	$488	$459
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(189)	$(84)	$(77)	$(121)	$(80)	$(471)	$(290)

% Change versus prior year period
Net premiums written	10.8%	9.7%	8.5%	1.8%	6.8%	7.5%	11.1%
Net premiums written - Commercial	5.6%	5.8%	6.0%	3.6%	8.2%	5.2%	9.7%
Net premiums written - Consumer	18.7%	15.5%	12.2%	-1.1%	4.7%	11.0%	13.3%
Net premiums earned	11.3%	11.2%	5.8%	0.3%	6.4%	7.3%	9.6%

Net premiums written constant $	8.1%	7.4%	10.2%	6.5%	6.8%	8.0%	11.8%
Net premiums written - Commercial	3.3%	3.9%	6.8%	7.3%	7.4%	5.3%	9.8%
Net premiums written - Consumer	15.4%	12.6%	15.3%	5.0%	6.0%	12.0%	15.0%
Net premiums earned constant $	8.4%	8.4%	7.4%	5.0%	6.4%	7.4%	10.4%

Other ratios: Net premiums written/gross premiums written	83%	82%	79%	80%	82%	81%	80%

Production by Region - Net premiums written	4Q-25	4Q-24	% Change	Constant $ % Change	Full Year 2025	Full Year 2024	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,616	$1,507	7.2%	3.1%	$6,491	$6,132	5.9%	4.3%
Latin America	805	701	14.7%	9.9%	3,059	2,876	6.3%	11.3%
Asia	1,361	1,205	13.0%	13.5%	5,337	4,822	10.7%	11.3%
Other (1)	24	23	8.3%	6.4%	137	142	-3.4%	-3.7%

Total	$3,806	$3,436	10.8%	8.1%	$15,024	$13,972	7.5%	8.0%

(1) Includes the international supplemental A&H run-off business of Combined Insurance and other international operations.

Overseas General Insurance	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	Full Year 2025	Full Year 2024
Gross premiums written	$236	$332	$466	$453	$246	$1,487	$1,567
Net premiums written	217	304	380	408	224	1,309	1,346
Net premiums earned	332	315	338	368	322	1,353	1,272
Losses and loss expenses	127	139	132	242	219	640	711
Policy acquisition costs	102	96	98	100	92	396	342
Administrative expenses	8	9	10	10	10	37	39

Underwriting income	95	71	98	16	1	280	180
Adjusted net investment income	99	100	85	70	74	354	253
Other income (expense) - operating	-	-	-	-	-	-	-

Segment income	$194	$171	$183	$86	$75	$634	$433

CAY underwriting income ex Cats	$87	$77	$89	$91	$76	$344	$298

Combined ratio
Loss and loss expense ratio	38.5%	43.8%	39.0%	65.8%	68.1%	47.3%	55.9%
Policy acquisition cost ratio	30.9%	30.5%	29.1%	27.1%	28.7%	29.3%	26.9%
Administrative expense ratio	2.2%	3.1%	2.9%	2.7%	3.1%	2.7%	3.1%

Combined ratio	71.6%	77.4%	71.0%	95.6%	99.9%	79.3%	85.9%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	41.4%	42.0%	41.5%	43.2%	43.7%	42.1%	46.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	32.5%	33.6%	32.0%	31.1%	32.1%	32.2%	30.2%

CAY combined ratio ex Cats	73.9%	75.6%	73.5%	74.3%	75.8%	74.3%	76.4%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$1	$-	$-	$13	$10	$14	$14
Catastrophe losses - pre-tax	$1	$6	$6	$88	$90	$101	$157
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(8)	$-	$(15)	$-	$(5)	$(23)	$(25)

% Change versus prior year period
Net premiums written as reported	-3.9%	-13.5%	-7.6%	13.7%	19.9%	-2.8%	32.2%
Net premiums earned as reported	3.2%	-0.5%	-0.3%	24.8%	32.6%	6.4%	32.2%

Net premiums written constant $	-4.2%	-13.8%	-7.8%	14.0%	19.6%	-3.0%	32.2%
Net premiums earned constant $	2.9%	-0.9%	-0.6%	25.3%	32.5%	6.2%	32.4%

Other ratios
Net premiums written/gross premiums written	91%	92%	82%	90%	91%	88%	86%

Global Reinsurance	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	Full Year 2025	Full Year 2024
Gross premiums written	$1,884	$1,995	$1,866	$1,778	$1,630	$7,523	$6,595
Net premiums written	1,825	1,932	1,802	1,720	1,561	7,279	6,326
Net premiums earned	1,814	1,925	1,789	1,696	1,564	7,224	6,273
Losses and loss expenses	32	31	20	26	26	109	112
Adjusted policy benefits	1,246	1,303	1,249	1,163	1,011	4,961	4,101
Policy acquisition costs	342	359	319	310	317	1,330	1,202
Administrative expenses	222	213	199	202	242	836	880
Adjusted net investment income	298	284	274	271	265	1,127	1,003
Other income (expense) - operating (1)	62	31	37	35	48	165	159
Amortization expense of purchased intangibles	(10)	(10)	(8)	(10)	(11)	(38)	(42)
Segment income	$322	$324	$305	$291	$270	$1,242	$1,098

% Change versus prior year period
Net premiums written	16.9%	24.6%	14.1%	5.3%	7.6%	15.1%	15.7%
Net premiums earned	15.9%	25.8%	14.2%	5.3%	9.0%	15.1%	16.2%

Net premiums written constant $	18.3%	23.5%	17.3%	10.3%	8.5%	17.3%	18.5%
Net premiums earned constant $	17.3%	24.7%	17.5%	10.2%	9.9%	17.4%	19.0%

International life insurance net premiums written and deposits breakdown (excludes Chubb Benefits and Life reinsurance businesses):

	4Q-25	4Q-24	% Change	Constant $ % Change	Full Year 2025	Full Year 2024	% Change	Constant $ % Change
International life insurance net premiums written	$1,495	$1,287	16.2%	17.8%	$6,028	$5,251	14.8%	17.4%
International life insurance deposits (2)	458	838	-45.3%	-46.7%	2,227	2,571	-13.4%	-14.3%

Total international life insurance net premiums written and deposits	$1,953	$2,125	-8.0%	-8.3%	$8,255	$7,822	5.5%	6.7%

International life insurance segment income	$265	$223	19.4%	22.7%	$987	$903	9.4%	13.5%

(1) Includes non-premium revenue and expenses unrelated to our core insurance operations from the management of third-party assets by Huatai’s asset management businesses.

(2) Includes deposits collected on universal life and investment contracts. Consistent with U.S. GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	Full Year 2025	Full Year 2024

Adjusted loss and loss expenses	$164	$61	$70	$14	$138	$309	$299
Administrative expenses	148	113	106	105	122	472	432

Underwriting loss	(312)	(174)	(176)	(119)	(260)	(781)	(731)

Adjusted net investment income	(18)	(17)	(25)	(25)	(17)	(85)	(89)

Other income (expense) - operating	(14)	(3)	(12)	(8)	11	(37)	(46)

Adjusted interest expense	(210)	(203)	(186)	(186)	(194)	(785)	(762)
Amortization expense of purchased intangibles	(38)	(36)	(37)	(37)	(41)	(148)	(163)
Integration expenses and severance	(76)	(1)	(2)	-	(18)	(79)	(39)
Amortization of fair value adjustment of acquired invested assets and long-term debt	4	5	1	3	3	13	5

Adjusted net realized gains (losses)	201	247	662	(103)	24	1,007	445
Market risk benefits gains (losses)	(37)	(142)	(17)	(92)	98	(288)	(140)
Income tax expense	(597)	(787)	(717)	(321)	(479)	(2,422)	(1,815)
Less: NCI income (loss)	(37)	306	31	12	65	312	368

Net loss	$(1,060)	$(1,417)	$(540)	$(900)	$(938)	$(3,917)	$(3,703)

Unfavorable (favorable) prior period development (PPD) - pre-tax	$162	$61	$70	$13	$139	$306	$296

Corporate	Page 15

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2023	$80,122	$17,884	$62,238
Losses and loss expenses incurred	6,603	876	5,727
Losses and loss expenses paid	(6,423)	(1,601)	(4,822)	84%
Other (incl. foreign exch. revaluation)	39	4	35

Balance at March 31, 2024	$80,341	$17,163	$63,178
Losses and loss expenses incurred	7,819	1,388	6,431
Losses and loss expenses paid	(5,657)	(1,069)	(4,588)	71%
Other (incl. foreign exch. revaluation)	(312)	(73)	(239)

Balance at June 30, 2024	$82,191	$17,409	$64,782
Losses and loss expenses incurred	9,737	2,354	7,383
Losses and loss expenses paid	(7,838)	(2,169)	(5,669)	77%
Other (incl. foreign exch. revaluation)	236	37	199

Balance at September 30, 2024	$84,326	$17,631	$66,695
Losses and loss expenses incurred	8,375	1,894	6,481
Losses and loss expenses paid	(8,052)	(1,628)	(6,424)	99%
Other (incl. foreign exch. revaluation)	(645)	(163)	(482)

Balance at December 31, 2024	$84,004	$17,734	$66,270
Losses and loss expenses incurred	8,654	1,758	6,896
Losses and loss expenses paid	(7,466)	(1,462)	(6,004)	87%
Other (incl. foreign exch. revaluation)	279	51	228

Balance at March 31, 2025	$85,471	$18,081	$67,390
Losses and loss expenses incurred	7,661	1,089	6,572
Losses and loss expenses paid	(7,620)	(1,682)	(5,938)	90%
Other (incl. foreign exch. revaluation)	864	203	661

Balance at June 30, 2025	$86,376	$17,691	$68,685
Losses and loss expenses incurred	8,827	1,876	6,951
Losses and loss expenses paid	(6,934)	(1,190)	(5,744)	83%
Other (incl. foreign exch. revaluation)	170	44	126

Balance at September 30, 2025	$88,439	$18,421	$70,018
Losses and loss expenses incurred	8,168	1,887	6,281
Losses and loss expenses paid	(8,555)	(1,948)	(6,607)	105%
Other (incl. foreign exch. revaluation)	(34)	(14)	(20)

Balance at December 31, 2025	$88,018	$18,346	$69,672
Add net recoverable on paid losses	-	1,992	(1,992)

Balance including net recoverable on paid losses	$88,018	$20,338	$67,680

Loss Reserve Rollforward	Page 16

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	December 31 2025	September 30 2025	June 30 2025	March 31 2025	December 31 2024
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,570	$1,411	$1,493	$1,533	$1,629

Brandywine and Other Run-off	494	456	473	467	482

Total	$2,064	$1,867	$1,966	$2,000	$2,111

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$17,504	$17,566	$16,839	$17,180	$16,810

Brandywine and Other Run-off	1,091	1,120	1,113	1,155	1,166

Total	$18,595	$18,686	$17,952	$18,335	$17,976

Gross reinsurance recoverable

Active operations	$19,074	$18,977	$18,332	$18,713	$18,439

Brandywine and Other Run-off	1,585	1,576	1,586	1,622	1,648

Total	$20,659	$20,553	$19,918	$20,335	$20,087

Provision for uncollectible reinsurance (1)

Active operations	$(230)	$(233)	$(233)	$(228)	$(228)

Brandywine and Other Run-off	(91)	(93)	(90)	(92)	(82)

Total	$(321)	$(326)	$(323)	$(320)	$(310)

Net reinsurance recoverable

Active operations	$18,844	$18,744	$18,099	$18,485	$18,211

Brandywine and Other Run-off	1,494	1,483	1,496	1,530	1,566

Total	$20,338	$20,227	$19,595	$20,015	$19,777

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.8 billion.

Reinsurance Recoverable	Page 17

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	December 31		September 30		June 30		March 31		December 31
	2025		2025		2025		2025		2024

Market Value

Fixed maturities available for sale	$122,680		$121,788		$116,119		$111,123		$110,363

Other investments-fixed maturities	8,091		7,522		6,441		6,799		6,265

Short-term investments	4,840		4,380		4,508		4,432		5,142

Total fixed maturities	$135,611		$133,690		$127,068		$122,354		$121,770

Asset Allocation by Market Value

U.S. and local government securities	$3,714	3%	$3,846	3%	$4,033	3%	$4,025	3%	$4,070	3%

Corporate and asset-backed securities	47,886	35%	47,451	35%	45,126	36%	43,280	36%	43,207	36%

Mortgage-backed securities	30,724	23%	30,160	23%	28,497	22%	27,516	22%	27,248	22%

Non-U.S.	48,447	35%	47,853	36%	44,904	35%	43,101	35%	42,103	35%

Short-term investments	4,840	4%	4,380	3%	4,508	4%	4,432	4%	5,142	4%

Total fixed maturities	$135,611	100%	$133,690	100%	$127,068	100%	$122,354	100%	$121,770	100%

Credit Quality by Market Value

AAA	$13,313	10%	$13,471	11%	$13,450	11%	$12,902	11%	$13,933	11%

AA	40,720	30%	40,254	30%	38,363	30%	37,662	30%	37,640	30%

A	35,184	26%	33,847	25%	31,633	25%	30,137	25%	28,882	24%

BBB	23,584	17%	23,207	17%	22,452	18%	21,798	18%	21,610	18%

BB	12,948	10%	12,748	10%	11,644	9%	10,705	9%	10,789	9%

B	9,469	7%	9,762	7%	9,114	7%	8,669	7%	8,279	7%

Other	393	0%	401	0%	412	0%	481	0%	637	1%

Total fixed maturities	$135,611	100%	$133,690	100%	$127,068	100%	$122,354	100%	$121,770	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$124,674		$123,676		$118,876		$114,867		$115,013

Other investments-fixed maturities	8,091		7,522		6,441		6,799		6,265

Short-term investments	4,840		4,381		4,508		4,434		5,143

Subtotal fixed maturities (1)	137,605		135,579		129,825		126,100		126,421

Equity securities	10,801		10,377		9,913		9,556		9,151

Private debt held-for-investment (1)	2,411		2,535		2,429		2,460		2,628

Private equities and other	19,897		19,394		18,904		17,931		17,101

Total investment portfolio	$170,714		$167,885		$161,071		$156,047		$155,301

Avg. duration of fixed maturities (2)	4.7 years		4.8 years		4.8 years		4.8 years		4.8 years

Avg. market yield of fixed income investments (3)	5.2%		5.2%		5.3%		5.5%		5.6%

Avg. credit quality	A/A		A/A		A/A		A/A		A/A

Avg. book yield of fixed income investments (3)	5.1%		5.1%		5.1%		5.0%		5.0%

(1) Net of valuation allowance for expected credit losses.

(2) Excludes Huatai.

(3) Includes fixed maturities and other debt investments and excludes Huatai.

Investments	Page 18

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at December 31, 2025

Agency residential mortgage-backed securities (RMBS)	$16	$27,250	$-	$-	$-	$27,266

Non-agency RMBS	2,079	198	165	69	2	2,513

Commercial mortgage-backed securities	774	112	51	6	2	945

Total mortgage-backed securities at market value	$2,869	$27,560	$216	$75	$4	$30,724

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at December 31, 2025		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,848	$707	$327	$242	$5,124

Banks		-	2	2,582	2,073	4,657

Basic Materials		-	-	88	222	310

Communications		-	305	594	1,365	2,264

Consumer, Cyclical		9	179	624	909	1,721

Consumer, Non-Cyclical		56	513	2,883	1,833	5,285

Diversified Financial Services		1	113	521	205	840

Energy		-	117	495	1,461	2,073

Industrial		-	9	764	1,278	2,051

Utilities		284	11	1,431	1,363	3,089

All Others		104	415	1,445	1,904	3,868

Total		$4,302	$2,371	$11,754	$12,855	$31,282

Market Value at December 31, 2025			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$10	$140	$1	$151
Banks			-	-	-	-
Basic Materials			508	322	12	842
Communications			841	887	44	1,772
Consumer, Cyclical			1,586	1,026	62	2,674
Consumer, Non-Cyclical			1,837	1,362	41	3,240
Diversified Financial Services			575	397	-	972
Energy			907	465	1	1,373
Industrial			1,271	848	32	2,151
Utilities			429	195	-	624
All Others			993	1,743	69	2,805

Total			$8,957	$7,385	$262	$16,604

Investments 2	Page 19

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2025

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

People’s Republic of China	$-	$212	$1,740	$-	$-	$1,952

Republic of Korea	-	1,772	-	-	-	1,772

Kingdom of Thailand	-	-	1,145	-	-	1,145

Canada	840	-	-	-	-	840

United Mexican States	-	-	-	811	-	811

Taiwan	-	776	-	-	-	776

Federative Republic of Brazil	-	-	-	-	651	651

Commonwealth of Australia	573	-	-	-	-	573

Province of Ontario	-	559	-	-	-	559

Province of Hunan China	-	-	556	-	-	556

Other Non-U.S. Government Securities	653	2,107	3,193	1,198	1,426	8,577

Total	$2,066	$5,426	$6,634	$2,009	$2,077	$18,212

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

China	$-	$-	$8,002	$494	$11	$8,507

United Kingdom	18	38	1,194	1,037	504	2,791

Canada	264	50	1,031	859	510	2,714

France	7	24	877	594	252	1,754

United States (1)	8	137	377	508	601	1,631

South Korea	-	437	398	564	1	1,400

Australia	52	299	475	439	52	1,317

Japan	-	-	800	190	91	1,081

Germany	104	104	119	317	66	710

Chile	-	-	197	425	-	622

Other Non-U.S. Corporate Securities	611	625	1,834	2,955	1,683	7,708

Total	$1,064	$1,714	$15,304	$8,382	$3,771	$30,235

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 20

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	December 31, 2025	Market Value	Rating

1	Bank of America Corp	$786	A-

2	Morgan Stanley	745	A-

3	JP Morgan Chase & Co	698	A

4	Goldman Sachs Group Inc	569	BBB+

5	Wells Fargo & Co	564	BBB+

6	Citigroup Inc	501	BBB+

7	Verizon Communications Inc	429	BBB+

8	AT&T Inc	372	BBB

9	UBS Group AG	370	A-

10	Comcast Corp	363	A-

Investments 4	Page 21

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended December 31, 2025

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(135)	$42	$(93)	$(98)	$30	$(68)	$(233)	$72	$(161)
Public equity:
Realized gains (losses) on sales	101	(23)	78	-	-	-	101	(23)	78
Mark-to-market	(59)	12	(47)	-	-	-	(59)	12	(47)
Private equity: Mark-to-market	348	70	418	-	-	-	348	70	418

Total investment portfolio	255	101	356	(98)	30	(68)	157	131	288
Foreign exchange	46	(11)	35	(280)	6	(274)	(234)	(5)	(239)
Partially-owned entities (2)	1	-	1	-	-	-	1	-	1
Current discount rate on future policy benefits	-	-	-	180	(31)	149	180	(31)	149
Instrument-specific credit risk - market risk benefits	-	-	-	(4)	-	(4)	(4)	-	(4)
Other	(60)	17	(43)	176	(38)	138	116	(21)	95

Net gains (losses)	$242	$107	$349	$(26)	$(33)	$(59)	$216	$74	$290

(1) The quarter includes pre-tax realized losses on investment derivatives of $83 million, a net increase of the valuation allowance of expected credit losses of $2 million, and impairments of $14 million.
(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended December 31, 2024

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(325)	$99	$(226)	$(2,549)	$39	$(2,510)	$(2,874)	$138	$(2,736)
Public equity:
Realized gains (losses) on sales	18	(3)	15	-	-	-	18	(3)	15
Mark-to-market	2	(14)	(12)	-	-	-	2	(14)	(12)
Private equity: Mark-to-market	304	(15)	289	-	-	-	304	(15)	289

Total investment portfolio	(1)	67	66	(2,549)	39	(2,510)	(2,550)	106	(2,444)
Foreign exchange	(62)	4	(58)	(1,093)	20	(1,073)	(1,155)	24	(1,131)
Partially-owned entities (4)	(3)	-	(3)	-	-	-	(3)	-	(3)
Current discount rate on future policy benefits	-	-	-	(6)	(6)	(12)	(6)	(6)	(12)
Instrument-specific credit risk - market risk benefits	-	-	-	5	(1)	4	5	(1)	4
Other	36	-	36	274	(57)	217	310	(57)	253

Net gains (losses)	$(30)	$71	$41	$(3,369)	$(5)	$(3,374)	$(3,399)	$66	$(3,333)

(3) The quarter includes pre-tax realized losses on investment derivatives of $195 million, a net decrease of the valuation allowance of expected credit losses of $6 million, and impairments of $13 million.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 22

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Year ended December 31, 2025

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(275)	$105	$(170)	$2,677	$(133)	$2,544	$2,402	$(28)	$2,374
Public equity:
Realized gains (losses) on sales	171	(43)	128	-	-	-	171	(43)	128
Mark-to-market	298	(77)	221	-	-	-	298	(77)	221
Private equity: Mark-to-market	814	3	817	-	-	-	814	3	817

Total investment portfolio	1,008	(12)	996	2,677	(133)	2,544	3,685	(145)	3,540
Foreign exchange	(223)	53	(170)	914	(20)	894	691	33	724
Partially-owned entities (2)	3	-	3	-	-	-	3	-	3
Current discount rate on future policy benefits	-	-	-	210	16	226	210	16	226
Instrument-specific credit risk - market risk benefits	-	-	-	(8)	1	(7)	(8)	1	(7)
Other	(71)	19	(52)	49	(13)	36	(22)	6	(16)

Net gains (losses)	$717	$60	$777	$3,842	$(149)	$3,693	$4,559	$(89)	$4,470

(1) Full year includes pre-tax realized losses on investment derivatives of $37 million, a net decrease of the valuation allowance of expected credit losses of $20 million, and impairments of $48 million.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Year ended December 31, 2024

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(538)	$140	$(398)	$(265)	$(110)	$(375)	$(803)	$30	$(773)
Public equity:
Realized gains (losses) on sales	26	(3)	23	-	-	-	26	(3)	23
Mark-to-market	172	(30)	142	-	-	-	172	(30)	142
Private equity: Mark-to-market	637	(2)	635	-	-	-	637	(2)	635

Total investment portfolio	297	105	402	(265)	(110)	(375)	32	(5)	27
Foreign exchange	(223)	40	(183)	(1,119)	39	(1,080)	(1,342)	79	(1,263)
Partially-owned entities (4)	(1)	-	(1)	-	-	-	(1)	-	(1)
Current discount rate on future policy benefits	-	-	-	(598)	8	(590)	(598)	8	(590)
Instrument-specific credit risk - market risk benefits	-	-	-	7	(1)	6	7	(1)	6
Other	26	1	27	257	(53)	204	283	(52)	231

Net gains (losses)	$99	$146	$245	$(1,718)	$(117)	$(1,835)	$(1,619)	$29	$(1,590)

(3) Full year includes pre-tax realized losses on investment derivatives of $189 million, a net decrease of the valuation allowance of expected credit losses of $86 million, and impairments of $94 million.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 23

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	December 31	September 30	June 30	March 31	December 31	December 31
	2025	2025	2025	2025	2024	2023

Financial debt:

Total short-term debt	$1,499	$1,499	$1,499	$-	$800	$1,460

Total long-term debt	15,728	15,727	13,477	14,508	14,379	13,035

Total financial debt	$17,227	$17,226	$14,976	$14,508	$15,179	$14,495

Hybrid debt:

Total trust preferred securities	$309	$309	$309	$309	$309	$308

Total subordinated debt (1)	113	112	111	110	110	-

Total hybrid debt	$422	$421	$420	$419	$419	$308

Total	$17,649	$17,647	$15,396	$14,927	$15,598	$14,803

Capitalization:

Chubb shareholders’ equity	$73,757	$71,855	$69,395	$65,726	$64,021	$59,507

Hybrid debt	422	421	420	419	419	308

Financial debt	17,227	17,226	14,976	14,508	15,179	14,495

Total capitalization	$91,406	$89,502	$84,791	$80,653	$79,619	$74,310

Less: Chubb unrealized gains (losses) on investments, net of deferred tax	(1,997)	(1,940)	(2,772)	(3,704)	(4,552)	(4,177)

Total adjusted capitalization	$93,403	$91,442	$87,563	$84,357	$84,171	$78,487

Leverage ratios (based on total adjusted capital)* (1):

Hybrid debt	0.4%	0.4%	0.5%	0.5%	0.5%	0.4%

Financial debt	18.4%	18.8%	17.1%	17.2%	18.0%	18.5%

Total hybrid & financial debt	18.8%	19.2%	17.6%	17.7%	18.5%	18.9%

* Leverage ratios calculations have been redefined to exclude Chubb unrealized gains (losses) on investments, net of deferred tax, from total capitalization. Prior periods have been updated to reflect current definition for better comparability.

Note: As of December 31, 2025, there was $0.9 billion usage of credit facilities on total capacity of $4.1 billion.

(1) Capital Supplementary Bonds issued by Huatai Life. For purposes of calculating leverage ratios, Huatai debt is based on Chubb’s share (excluding non-controlling interest).

Debt and Capital	Page 24

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended December 31		Year ended December 31
	2025	2024	2025	2024

Numerator
Core operating income	$2,982	$2,451	$9,954	$9,142
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	5	2	15	7
Tax (expense) benefit on amortization adjustment	(3)	(2)	(6)	(5)
Integration expenses and severance, pre-tax	(75)	(18)	(78)	(39)
Tax (expense) benefit on integration expenses and severance	17	3	17	7
Adjusted net realized gains (losses), pre-tax	242	(30)	717	99
Tax (expense) benefit on adjusted net realized gains (losses)	107	71	60	146
Market risk benefits gains (losses), pre-tax	(37)	98	(288)	(140)
Tax (expense) benefit on market risk benefits gains (losses)	5	-	43	-
Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(33)	-	(124)	55

Chubb net income	$3,210	$2,575	$10,310	$9,272

Rollforward of Common Shares Outstanding
Shares - beginning of period	394,324,438	403,033,421	400,703,663	405,269,637
Repurchase of shares	(3,864,750)	(2,602,601)	(11,986,574)	(7,518,565)
Shares issued (canceled), excluding option exercises	101,548	113,254	683,260	778,923
Issued for option exercises	539,991	159,589	1,700,878	2,173,668

Shares - end of period	391,101,227	400,703,663	391,101,227	400,703,663

Denominator
Weighted average shares outstanding (1)	392,634,142	402,669,754	397,611,884	404,189,749
Effect of other dilutive securities	3,894,888	4,195,890	3,901,454	4,296,686

Adj. wtd. avg. shares outstanding and assumed conversions	396,529,030	406,865,644	401,513,338	408,486,435

Basic earnings per share
Core operating income	$7.59	$6.09	$25.03	$22.62
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	0.01	-	0.02	0.01
Integration expenses and severance, net of tax	(0.15)	(0.04)	(0.15)	(0.08)
Adjusted net realized gains (losses), net of tax	0.89	0.10	1.96	0.61
Market risk benefits gains (losses), net of tax	(0.08)	0.24	(0.62)	(0.35)
Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(0.08)	-	(0.31)	0.13

Chubb net income	$8.18	$6.39	$25.93	$22.94

Diluted earnings per share
Core operating income	$7.52	$6.02	$24.79	$22.38
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	0.01	-	0.02	0.01
Integration expenses and severance, net of tax	(0.15)	(0.04)	(0.15)	(0.08)
Adjusted net realized gains (losses), net of tax	0.88	0.11	1.94	0.60
Market risk benefits gains (losses), net of tax	(0.08)	0.24	(0.61)	(0.34)
Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(0.08)	-	(0.31)	0.13

Chubb net income	$8.10	$6.33	$25.68	$22.70

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings Per Share	Page 25

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	December 31 2025	September 30 2025	June 30 2025	March 31 2025	December 31 2024

Chubb shareholders’ equity	$73,757	$71,855	$69,395	$65,726	$64,021
Less: Chubb goodwill and other intangible assets, net of tax	24,391	24,485	24,490	23,940	23,800

Numerator for tangible book value per share	$49,366	$47,370	$44,905	$41,786	$40,221

Book value - % change over prior quarter	2.6%	3.5%	5.6%	2.7%	-2.6%
Tangible book value - % change over prior quarter	4.2%	5.5%	7.5%	3.9%	-2.8%

Denominator: shares outstanding	391,101,227	394,324,438	398,660,788	400,748,485	400,703,663

Book value per common share	$188.59	$182.22	$174.07	$164.01	$159.77
Tangible book value per common share	$126.22	$120.13	$112.64	$104.27	$100.38

Reconciliation of Book Value

Chubb shareholders’ equity, beginning of quarter	$71,855	$69,395	$65,726	$64,021	$65,757

Core operating income	2,982	3,003	2,480	1,489	2,451

Amortization of fair value adjustment of acquired invested assets and long-term debt	2	3	-	4	-

Integration expenses and severance	(58)	(1)	(2)	-	(15)

Adjusted net realized gains (losses) (1)	349	(48)	539	(63)	41

Market risk benefits gains (losses)	(32)	(120)	(15)	(78)	98

Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(33)	(36)	(34)	(21)	-

Net unrealized gains (losses) on investments	(68)	832	932	848	(2,510)

Repurchase of shares	(1,094)	(1,232)	(676)	(385)	(725)

Dividend declared on common shares	(381)	(385)	(388)	(366)	(367)

Cumulative translation gains (losses)	(274)	62	766	340	(1,073)

Postretirement benefit liability	153	(2)	(3)	(4)	142

Current discount rate on future policy benefits	149	284	(101)	(106)	(12)

Instrument-specific credit risk - market risk benefits	(4)	(7)	1	3	4

Other (2)	211	107	170	44	230

Chubb shareholders’ equity, end of quarter	$73,757	$71,855	$69,395	$65,726	$64,021

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 26

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, integration expenses and severance, amortization of fair value of acquired invested assets and debt, income tax expense, adjusted net realized gains (losses), and market risk benefits gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits include gains and losses from fair value changes in separate account liabilities, as well as the offsetting movement in separate account assets that do not qualify for separate account reporting under U.S. GAAP, for purposes of reporting Life Insurance underwriting income. We view gains and losses from fair value changes in both non-qualified separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified from Other (income) expense to adjusted policy benefits. In addition, adjusted policy benefits includes the impact of realized gains and losses on underlying investments supporting the liabilities of certain participating policies for the portion that are shared with policyholders. These realized gains and losses on underlying investments have been reclassified from net realized gains (losses) to adjusted policy benefits. We believe this presentation better reflects the economics of the liabilities and the underlying investments supporting those liabilities.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a U.S. GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 30-33.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, PPD and expense adjustments on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a useful evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a useful comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of Chubb’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of Chubb’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess Chubb’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses) and other, which include items described in this paragraph, and market risk benefits gains (losses). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and market risk benefits gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. In addition, we exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude integration expenses, including legal and professional fees and all other costs directly related to acquisition integration activities, as well as severance expenses associated with transformation initiatives to enhance operational efficiency. The costs are not related to the ongoing activities of the individual segments and are therefore included in Corporate and excluded from our definition of segment income. We believe these integration expenses and severance are not indicative of our underlying profitability, and excluding these integration expenses and severance facilitates the comparison of our financial results to our historical operating results. Additionally, we exclude the non-recurring tax benefit from the Bermuda Economic Transition Adjustment enacted in 2023 and adjusted in 2024 and subsequent years’ amortization of the related deferred tax asset, which we believe provides investors with a better view of our operating performance, enhances the understanding of the trends in the underlying business, improves comparability between periods and provides increased transparency compared to the prior presentation of the non-recurring tax benefit. References to core operating income measures mean net of tax, whether or not noted.

Chubb core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax expense (benefit) on amortization of fair value of acquired invested assets and debt, tax expense (benefit) on integration expenses and severance, tax expense (benefit) on market risk benefits gains (losses), the non-recurring tax benefit from the Bermuda Economic Transition Adjustment enacted in 2023 and subsequent years’ amortization of the related deferred tax asset, all attributable to Chubb, divided by Chubb income before tax excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and integration expenses and severance before tax, all attributable to Chubb, before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to purchased invested assets and long-term debt, integration expenses and severance, the non-recurring tax benefit from the Bermuda Economic Transition Adjustment enacted in 2023 and subsequent years’ amortization of the related deferred tax asset. Due to fluctuations in our income before taxes during the year, on a quarterly basis these exclusions may not annualize to the full year forecasted expense or (benefit), if applicable. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with U.S. GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Adjusted operating cash flow is Operating cash flow excluding the operating cash flow related to the net investing activities of Huatai’s asset management companies as it relates to the Consolidated Investment Products as required under consolidation accounting. Because these entities are investment companies, we are required to retain the investment company presentation in our consolidated results, which means, we include the net investing activities of these entities in our operating cash flows. Chubb has elected to remove the impact of net investing activities of consolidated investment companies from our operating cash flow as they may distort a reader’s analysis of our underlying operating cash flow related to the core insurance company operations. These net investing activities are more appropriately classified outside of operating cash flows, consistent with our consolidated investing activities. Accordingly, we believe that it is appropriate to adjust operating cash flow for the impact of consolidated investment products.

Total adjusted capitalization is the sum of the short-term debt, long-term debt, hybrid debt, and Chubb shareholders’ equity less Chubb unrealized gains (losses) on investments, net of deferred tax. This measure is meaningful as it eliminates the effect of after-tax unrealized mark-to-market movements on our investment portfolio, which can fluctuate significantly from period to period, to better highlight our company’s underlying total capital position.

Reconciliation Non-GAAP	Page 27

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						Full Year	Full Year
	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	2025	2024
Tax expense, as reported	$592	$784	$713	$318	$475	$2,407	$1,804
Less: tax expense (benefit) on amortization of fair value of acquired invested assets and debt	3	1	3	(1)	2	6	5
Less: tax expense (benefit) on integration expenses and severance	(17)	-	-	-	(3)	(17)	(7)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(107)	(6)	94	(41)	(71)	(60)	(146)
Less: tax expense (benefit) on market risk benefits gains (losses)	(5)	(22)	(2)	(14)	-	(43)	-
Less: amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	33	36	34	21	-	124	(55)

Tax expense, adjusted	$685	$775	$584	$353	$547	$2,397	$2,007

Income before tax, as reported	$3,802	$3,585	$3,681	$1,649	$3,050	$12,717	$11,076
Less: amortization of fair value of acquired invested assets and debt	5	4	3	3	2	15	7
Less: integration expenses and severance	(75)	(1)	(2)	-	(18)	(78)	(39)
Less: adjusted realized gains (losses)	(39)	29	93	(84)	(246)	(1)	(413)
Less: realized gains (losses) related to unconsolidated entities	281	(83)	540	(20)	216	718	512
Less: market risk benefits gains (losses)	(37)	(142)	(17)	(92)	98	(288)	(140)

Core operating income before tax	$3,667	$3,778	$3,064	$1,842	$2,998	$12,351	$11,149

Effective tax rate	15.5%	21.9%	19.4%	19.3%	15.6%	18.9%	16.3%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	-0.1%	0.0%	-0.1%	0.1%	-0.1%	0.0%	0.0%
Adjustment for tax impact of integration expenses and severance	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	4.2%	-0.2%	0.9%	1.0%	2.1%	1.6%	1.4%
Adjustment for tax impact of market risk benefits gains (losses)	-0.1%	-0.2%	0.0%	-0.2%	0.6%	-0.1%	-0.2%
Adjustment for amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	-0.9%	-1.0%	-1.1%	-1.1%	0.0%	-1.0%	0.5%

Core operating effective tax rate	18.7%	20.5%	19.1%	19.1%	18.2%	19.4%	18.0%

Core operating income
The following table presents the reconciliation of Chubb net income to Core operating income:						Full Year	Full Year
	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	2025	2024
Net income, as reported	$3,210	$2,801	$2,968	$1,331	$2,575	$10,310	$9,272
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	5	4	3	3	2	15	7
Tax (expense) benefit on amortization adjustment	(3)	(1)	(3)	1	(2)	(6)	(5)
Integration expenses and severance, pre-tax	(75)	(1)	(2)	-	(18)	(78)	(39)
Tax (expense) benefit on integration expenses and severance	17	-	-	-	3	17	7
Adjusted realized gains (losses), pre-tax	(39)	29	93	(84)	(246)	(1)	(413)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	281	(83)	540	(20)	216	718	512
Tax (expense) benefit on adjusted net realized gains (losses)	107	6	(94)	41	71	60	146
Market risk benefits gains (losses), pre-tax	(37)	(142)	(17)	(92)	98	(288)	(140)
Tax (expense) benefit on market risk benefits gains (losses)	5	22	2	14	-	43	-
Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(33)	(36)	(34)	(21)	-	(124)	55

Core operating income	$2,982	$3,003	$2,480	$1,489	$2,451	$9,954	$9,142

Catastrophe losses - after-tax	$292	$226	$510	$1,300	$515	$2,328	$1,973
Unfavorable (favorable) prior period development (PPD) - after-tax	$(220)	$(238)	$(196)	$(204)	$(196)	$(858)	$(712)

P&C Underwriting income and P&C CAY underwriting income ex Cats
The following table presents the reconciliation of Net income to P&C underwriting income and P&C CAY underwriting income ex Cats:						Full Year	Full Year
	4Q-25	3Q-25	2Q-25	1Q-25	4Q-24	2025	2024
Net income, as reported	$3,173	$3,107	$2,999	$1,343	$2,640	$10,622	$9,640
Less: Income tax expense	(597)	(787)	(717)	(321)	(479)	(2,422)	(1,815)
Amortization expense of purchased intangibles	(77)	(75)	(74)	(75)	(82)	(301)	(323)
Other income (expense)	516	43	655	83	397	1,297	1,023
Interest expense	(205)	(197)	(181)	(181)	(189)	(764)	(741)
Net investment income	1,688	1,648	1,568	1,561	1,563	6,465	5,930
Net realized gains (losses)	(116)	283	160	(116)	(84)	211	117
Market risk benefits gains (losses)	(37)	(142)	(17)	(92)	98	(288)	(140)
Integration expenses and severance	(76)	(1)	(2)	-	(18)	(79)	(39)
Life Insurance underlying income (loss) (2)	(128)	69	(26)	44	(141)	(41)	(227)
Add: Realized gains (losses) on crop derivatives	(8)	(7)	(2)	1	-	(16)	(5)

P&C underwriting income	$2,197	$2,259	$1,631	$441	$1,575	$6,528	$5,850
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	365	285	630	1,641	607	2,921	2,387
Unfavorable (favorable) prior period development (PPD) - pre-tax	(268)	(361)	(249)	(255)	(213)	(1,133)	(856)

P&C CAY underwriting income ex Cats	$2,294	$2,183	$2,012	$1,827	$1,969	$8,316	$7,381

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net realized gain or loss is included in other income (expense) under U.S. GAAP.

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 28

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

			Full Year	Full Year
	4Q-25	4Q-24	2025	2024
Chubb net income	$3,210	$2,575	$10,310	$9,272
Core operating income	$2,982	$2,451	$9,954	$9,142
Equity - beginning of period, as reported	$71,855	$65,757	$64,021	$59,507
Less: unrealized gains (losses) on investments, net of deferred tax	(1,940)	(2,042)	(4,552)	(4,177)
Less: changes in current discount rate on FPB, net of deferred tax	(462)	(527)	(539)	51
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(19)	(20)	(16)	(22)

Equity - beginning of period, as adjusted	$74,276	$68,346	$69,128	$63,655

Less: Chubb goodwill and other intangible assets, net of tax	24,485	24,376	23,800	23,853

Equity - beginning of period, as adjusted ex Chubb goodwill and other intangible assets	$49,791	$43,970	$45,328	$39,802

Equity - end of period, as reported	$73,757	$64,021	$73,757	$64,021
Less: unrealized gains (losses) on investments, net of deferred tax	(1,997)	(4,552)	(1,997)	(4,552)
Less: changes in current discount rate on FPB, net of deferred tax	(344)	(539)	(344)	(539)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(23)	(16)	(23)	(16)

Equity - end of period, as adjusted	$76,121	$69,128	$76,121	$69,128

Less: Chubb goodwill and other intangible assets, net of tax	24,391	23,800	24,391	23,800

Equity - end of period, as adjusted ex Chubb goodwill and other intangible assets	$51,730	$45,328	$51,730	$45,328

Weighted average equity, as reported	$72,806	$64,889	$68,889	$61,764
Weighted average equity, as adjusted ex Chubb goodwill and other intangible assets	$50,761	$44,649	$48,529	$42,565
Weighted average equity, as adjusted	$75,199	$68,737	$72,625	$66,392
ROE	17.6%	15.9%	15.0%	15.0%
Core operating ROTE	23.5%	22.0%	20.5%	21.5%
Core operating ROE	15.9%	14.3%	13.7%	13.8%
Private equities realized gains (losses), after-tax (1)	$418	$289	$817	$635
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	2.2 pts	1.7 pts	1.1 pts	1.0 pt

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
	December 31 2025	September 30 2025	December 31 2024	QTD % Change	Full Year % Change
Book value	$73,757	$71,855	$64,021
Less: AOCI	(4,975)	(4,892)	(8,644)

Book value excluding AOCI	78,732	76,747	72,665
Tangible book value	49,366	47,370	40,221
Less: Tangible AOCI	(4,181)	(4,129)	(7,292)

Tangible book value excluding tangible AOCI	$53,547	$51,499	$47,513

Denominator: shares outstanding	391,101,227	394,324,438	400,703,663

Book value per share	$188.59	$182.22	$159.77	3.5%	18.0%
Tangible book value per share	$126.22	$120.13	$100.38	5.1%	25.7%

Book value per share excluding AOCI	$201.31	$194.63	$181.34	3.4%	11.0%
Tangible book value per share excluding tangible AOCI	$136.91	$130.60	$118.57	4.8%	15.5%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 29

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q4 2025		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$2,941	$889	$432	$1,805	$127	$164	$6,358
Realized (gains) losses on crop derivatives		-	-	8	-	-	-	8

Adjusted losses and loss expenses/policy benefits	A	$2,941	$889	$440	$1,805	$127	$164	$6,366

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(129)	(76)	(4)	(156)	-	-	(365)
Reinstatement premiums collected (expensed) on catastrophe losses		(2)	(3)	-	(12)	1	-	(16)

Catastrophe losses, gross of related adjustments		(127)	(73)	(4)	(144)	(1)	-	(349)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		175	-	58	189	8	(162)	268
Net premiums earned adjustments on PPD - unfavorable (favorable)		13	-	(114)	-	-	-	(101)
Expense adjustments - unfavorable (favorable)		-	-	(17)	-	1	-	(16)
PPD reinstatement premiums - unfavorable (favorable)		37	-	-	6	2	-	45

PPD, gross of related adjustments - favorable (unfavorable)		225	-	(73)	195	11	(162)	196

CAY loss and loss expense ex Cats	B	$3,039	$816	$363	$1,856	$137	$2	$6,213

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,104	$421	$3	$1,367	$110	$148	$3,153
Expense adjustments - favorable (unfavorable)		-	-	17	-	(1)	-	16

CAY policy acquisition costs and administrative expenses	D	$1,104	$421	$20	$1,367	$109	$148	$3,169

Denominator
Net premiums earned	E	$5,136	$1,767	$661	$3,820	$332		$11,716
Reinstatement premiums (collected) expensed on catastrophe losses		2	3	-	12	(1)		16
Net premiums earned adjustments on PPD - unfavorable (favorable)		13	-	(114)	-	-		(101)
PPD reinstatement premiums - unfavorable (favorable)		37	-	-	6	2		45

Net premiums earned excluding adjustments	F	$5,188	$1,770	$547	$3,838	$333		$11,676

P&C combined ratio
Loss and loss expense ratio	A/E	57.2%	50.4%	66.5%	47.3%	38.5%		54.3%
Policy acquisition cost and administrative expense ratio	C/E	21.6%	23.7%	0.5%	35.7%	33.1%		26.9%

P&C combined ratio		78.8%	74.1%	67.0%	83.0%	71.6%		81.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	58.6%	46.2%	66.2%	48.4%	41.4%		53.2%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.3%	23.7%	3.8%	35.6%	32.5%		27.2%

CAY P&C combined ratio ex Cats		79.9%	69.9%	70.0%	84.0%	73.9%		80.4%

Combined ratio
Combined ratio								81.1%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								81.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 30

Chubb Limited

Non- GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non- GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2025		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$12,313	$4,517	$2,223	$7,059	$640	$309	$27,061
Realized (gains) losses on crop derivatives		-	-	16	-	-	-	16

Adjusted losses and loss expenses/policy benefits	A	$12,313	$4,517	$2,239	$7,059	$640	$309	$27,077

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(584)	(1,721)	(24)	(505)	(87)	-	(2,921)
Reinstatement premiums collected (expensed) on catastrophe losses		(2)	(53)	-	(17)	14	-	(58)

Catastrophe losses, gross of related adjustments		(582)	(1,668)	(24)	(488)	(101)	-	(2,863)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		421	403	121	471	23	(306)	1,133
Net premiums earned adjustments on PPD - unfavorable (favorable)		86	-	(114)	-	-	-	(28)
Expense adjustments - unfavorable (favorable)		3	-	(20)	-	1	-	(16)
PPD reinstatement premiums - unfavorable (favorable)		37	-	-	6	-	-	43

PPD, gross of related adjustments - favorable (unfavorable)		547	403	(13)	477	24	(306)	1,132

CAY loss and loss expense ex Cats	B	$12,278	$3,252	$2,202	$7,048	$563	$3	$25,346

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$4,285	$1,673	$163	$5,159	$433	$472	$12,185
Expense adjustments - favorable (unfavorable)		(3)	-	20	-	(1)	-	16

CAY policy acquisition costs and administrative expenses	D	$4,282	$1,673	$183	$5,159	$432	$472	$12,201

Denominator
Net premiums earned	E	$20,381	$6,763	$2,919	$14,374	$1,353		$45,790
Reinstatement premiums (collected) expensed on catastrophe losses		2	53	-	17	(14)		58
Net premiums earned adjustments on PPD - unfavorable (favorable)		86	-	(114)	-	-		(28)
PPD reinstatement premiums - unfavorable (favorable)		37	-	-	6	-		43

Net premiums earned excluding adjustments	F	$20,506	$6,816	$2,805	$14,397	$1,339		$45,863

P&C combined ratio
Loss and loss expense ratio	A/E	60.4%	66.8%	76.7%	49.1%	47.3%		59.1%
Policy acquisition cost and administrative expense ratio	C/E	21.0%	24.7%	5.6%	35.9%	32.0%		26.6%

P&C combined ratio		81.4%	91.5%	82.3%	85.0%	79.3%		85.7%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	59.9%	47.7%	78.5%	49.0%	42.1%		55.3%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.9%	24.6%	6.5%	35.8%	32.2%		26.6%

CAY P&C combined ratio ex Cats		80.8%	72.3%	85.0%	84.8%	74.3%		81.9%

Combined ratio
Combined ratio								85.7%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.7%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 31

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q4 2024		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,097	$930	$385	$1,782	$219	$138	$6,551
Realized (gains) losses on crop derivatives		-	-	-	-	-	-	-

Adjusted losses and loss expenses/policy benefits	A	$3,097	$930	$385	$1,782	$219	$138	$6,551

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(275)	(84)	5	(173)	(80)	-	(607)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	10	-	10

Catastrophe losses, gross of related adjustments		(275)	(84)	5	(173)	(90)	-	(617)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		197	-	70	80	5	(139)	213
Net premiums earned adjustments on PPD - unfavorable (favorable)		(7)	-	24	-	-	-	17
Expense adjustments - unfavorable (favorable)		(14)	-	-	-	2	-	(12)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	1	-	1

PPD, gross of related adjustments - favorable (unfavorable)		176	-	94	80	8	(139)	219

CAY loss and loss expense ex Cats	B	$2,998	$846	$484	$1,689	$137	$(1)	$6,153

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,025	$414	$20	$1,225	$102	$122	$2,908
Expense adjustments - favorable (unfavorable)		14	-	-	-	(2)	-	12

CAY policy acquisition costs and administrative expenses	D	$1,039	$414	$20	$1,225	$100	$122	$2,920

Denominator
Net premiums earned	E	$5,118	$1,628	$532	$3,434	$322		$11,034
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(10)		(10)
Net premiums earned adjustments on PPD - unfavorable (favorable)		(7)	-	24	-	-		17
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	1		1

Net premiums earned excluding adjustments	F	$5,111	$1,628	$556	$3,434	$313		$11,042

P&C combined ratio
Loss and loss expense ratio	A/E	60.5%	57.1%	72.2%	51.9%	68.1%		59.4%
Policy acquisition cost and administrative expense ratio	C/E	20.1%	25.5%	3.9%	35.7%	31.8%		26.3%

P&C combined ratio		80.6%	82.6%	76.1%	87.6%	99.9%		85.7%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	58.6%	51.9%	86.8%	49.2%	43.7%		55.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.4%	25.5%	3.7%	35.7%	32.1%		26.5%

CAY P&C combined ratio ex Cats		79.0%	77.4%	90.5%	84.9%	75.8%		82.2%

Combined ratio
Combined ratio								85.7%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.7%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 32

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2024		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$12,737	$3,584	$2,165	$6,822	$711	$299	$26,318
Realized (gains) losses on crop derivatives		-	-	5	-	-	-	5

Adjusted losses and loss expenses/policy benefits	A	$12,737	$3,584	$2,170	$6,822	$711	$299	$26,323

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,103)	(622)	(60)	(459)	(143)	-	(2,387)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	14	-	14

Catastrophe losses, gross of related adjustments		(1,103)	(622)	(60)	(459)	(157)	-	(2,401)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		428	305	104	290	25	(296)	856
Net premiums earned adjustments on PPD - unfavorable (favorable)		70	-	63	-	-	-	133
Expense adjustments - unfavorable (favorable)		(5)	-	3	-	2	-	-
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	2	-	2

PPD, gross of related adjustments - favorable (unfavorable)		493	305	170	290	29	(296)	991

CAY loss and loss expense ex Cats	B	$12,127	$3,267	$2,280	$6,653	$583	$3	$24,913

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$4,055	$1,590	$181	$4,761	$381	$432	$11,400
Expense adjustments - favorable (unfavorable)		5	-	(3)	-	(2)	-	-

CAY policy acquisition costs and administrative expenses	D	$4,060	$1,590	$178	$4,761	$379	$432	$11,400

Denominator
Net premiums earned	E	$20,008	$6,188	$2,705	$13,400	$1,272		$43,573
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(14)		(14)
Net premiums earned adjustments on PPD - unfavorable (favorable)		70	-	63	-	-		133
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	2		2

Net premiums earned excluding adjustments	F	$20,078	$6,188	$2,768	$13,400	$1,260		$43,694

P&C combined ratio
Loss and loss expense ratio	A/E	63.7%	57.9%	80.2%	50.9%	55.9%		60.4%
Policy acquisition cost and administrative expense ratio	C/E	20.2%	25.7%	6.7%	35.5%	30.0%		26.2%

P&C combined ratio		83.9%	83.6%	86.9%	86.4%	85.9%		86.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.4%	52.8%	82.4%	49.7%	46.2%		57.0%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.2%	25.7%	6.4%	35.5%	30.2%		26.1%

CAY P&C combined ratio ex Cats		80.6%	78.5%	88.8%	85.2%	76.4%		83.1%

Combined ratio
Combined ratio								86.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 33

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Total P&C comprises all segments (including Corporate) except the Life Insurance segment.

Global P&C comprises all segments (including Corporate) except the Life Insurance and North America Agricultural segments.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the Life Insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Chubb shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed income investments: Weighted average yield based on the current market value of our fixed maturities and other debt investments.

Average book yield of fixed income investments: Weighted average yield based on the amortized cost of our fixed maturities and other debt investments.

Total capitalization: The sum of the short-term debt, long-term debt, hybrid debt, and Chubb shareholders’ equity.

Integration expenses and severance: Integration expenses comprise legal and professional fees and all other costs directly related to the integration activities primarily of the Cigna acquisition, as well as severance expenses incurred as part of transformation initiatives to enhance operational efficiency. Integration expenses and severance are incurred by Chubb and are included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Non-premium revenues and expenses included in Other income and expense, principally pertain to the management of third-party assets by Huatai Asset Management Co., Ltd. (HAM) and Huatai Baoxing, which are unrelated to Huatai Group’s core insurance operations. These revenues and expenses are recognized in the period in which the services are performed.

NM: Not meaningful.

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